OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                 (UNAUDITED)   (UNAUDITED)                 (UNAUDITED)     (UNAUDITED)
                                                OCT. 31, 1998 SEPT. 30, 1998              OCT. 31, 1998   SEPT. 30, 1998
                                                     ESD           ESD          CHANGE         PSD             PSD          CHANGE
                                                ----------------------------------------  -----------------------------------------
CURRENT ASSETS
Cash                                                   51,514          9,629      41,885         33,400           35,386     (1,986)
Restricted cash held in escrow                      2,732,634      2,729,555       3,079                                        -
Accounts receivable
  A/R--trade                                       12,095,191     12,229,388    (134,197)       678,513          947,480   (268,967)
  A/R--interco                                            865            168         697            -             11,672    (11,672)
  A/R--employees                                        8,551          9,332        (781)         9,561           10,003       (442)
  A/R--supplemental                                 1,727,115      1,729,432      (2,317)                                       -
  A/R--misc.                                           12,078         12,078         -              -                -          -
  Allowance for doubtful accounts                  (2,272,144)    (2,214,480)    (57,664)       (64,359)         (60,105)    (4,254)
                                                ----------------------------------------  -----------------------------------------
    Accounts receivable, net                       11,571,656     11,765,918    (194,262)       623,715          909,050   (285,335)
                                                ----------------------------------------  -----------------------------------------
Costs and earnings in excess of billings            5,609,819      5,259,905     349,914                                        -
Prepaid expenses                                       57,420         84,755     (27,335)        64,085           66,885     (2,800)
Inventory                                                                            -        1,853,020        1,868,762    (15,742)
Inventory reserve                                                                    -         (782,690)        (775,755)    (6,935)
                                                ----------------------------------------  -----------------------------------------
  Inventory, net                                          -              -           -        1,070,330        1,093,007    (22,677)
                                                ----------------------------------------  -----------------------------------------
Other current assets                                                                 -                                          -
                                                ----------------------------------------  -----------------------------------------
TOTAL CURRENT ASSETS                               20,023,043     19,849,762     173,281      1,791,530        2,104,328   (312,798)
                                                ----------------------------------------  -----------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                   2,435,403      2,435,403         -          547,106          547,106        -
  Automotive equipment                              1,026,959      1,026,959         -           44,973          111,546    (66,573)
  Office furniture and equipment                      981,944        961,223      20,721         38,329           38,329        -
  Leasehold improvements                               93,223         93,223         -           30,895           30,895        -
                                                ----------------------------------------  -----------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                    4,537,529      4,516,808      20,721        661,303          727,876    (66,573)
  Accum. Depreciation                              (3,224,889)    (3,166,180)    (58,709)      (345,710)        (392,021)    46,311
                                                ----------------------------------------  -----------------------------------------
TOTAL PROPERTY & EQUIP., NET                        1,312,640      1,350,628     (37,988)       315,593          335,855    (20,262)
                                                ----------------------------------------  -----------------------------------------
Long-term accounts receivable - Other (Texas)           2,426         11,426      (9,000)           -                -          -
Reserve for Long-term accounts receivable                 -              -           -                                          -
                                                ----------------------------------------  -----------------------------------------
  Long-term accounts receviable -
    Other (Texas), net                                  2,426         11,426      (9,000)           -                -          -
Other Assets                                          225,549        222,360       3,189            -                -          -
Investment & Intercompany in Subsidiaires                                            -              -                -          -
                                                ----------------------------------------  -----------------------------------------
TOTAL ASSETS                                       21,563,658     21,434,176     129,482      2,107,123        2,440,183   (333,060)
                                                ----------------------------------------  -----------------------------------------
                                                ----------------------------------------  -----------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                    819,921        874,613     (54,692)        38,437           58,632    (20,195)
  Line of Credit                                                                                                                -
  Accrued expenses, excluding bankruptcy costs        775,452        689,875      85,577        310,493          302,595      7,898
  Accrued bankruptcy costs                                                                                                      -
  Estimated claims against cash held in escrow      2,572,905      2,569,825       3,080                                        -
  Intercompany - BNYFC                              7,542,932      7,445,963      96,969      7,762,701        7,961,732   (199,031)
  Intercompany payables                                 4,919         11,672      (6,753)           865              -          865
                                                ----------------------------------------  -----------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES            11,716,129     11,591,948     124,181      8,112,496        8,322,959   (210,463)
Intercompany Notes Payable                          8,741,768      8,741,768         -                                          -
Pre Petition Liabilities                            1,628,694      1,637,118      (8,424)     1,087,170        1,089,536     (2,366)
Pre Petition Estimated Construction Claims                                                                                      -
                                                ----------------------------------------  -----------------------------------------
  TOTAL LIABILITIES                                22,086,591     21,970,834     115,757      9,199,666        9,412,495   (212,829)
                                                ----------------------------------------  -----------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                                           3,371,172        3,371,172        -
Additional paid in capital                         14,557,677     14,557,677         -       10,742,189       10,742,189        -
Treasury Stock A-P-I-C                                                                                                          -
Retained earnings - prior                         (11,012,975)   (11,012,975)        -      (14,767,222)     (14,767,222)       -
Y-T-D net income pre petition                          (8,531)        (8,531)        -         (247,894)        (247,894)       -
Y-T-D net income post petition                     (4,059,104)    (4,072,829)     13,725     (6,190,788)      (6,070,557)  (120,231)
                                                ----------------------------------------  -----------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                         (522,933)      (536,658)     13,725     (7,092,543)      (6,972,312)  (120,231)
                                                ----------------------------------------  -----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY           21,563,658     21,434,176     129,482      2,107,123        2,440,183   (333,060)
                                                ----------------------------------------  -----------------------------------------
                                                ----------------------------------------  -----------------------------------------

          See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                                                           (UNAUDITED)     (UNAUDITED)
                                                 (UNAUDITED)   (UNAUDITED)                OCT. 31, 1998   SEPT. 30, 1998
                                                OCT. 31, 1998 SEPT. 30, 1998                CONTINUING      CONTINUING
                                                  CORPORATE     CORPORATE        CHANGE     OPERATIONS      OPERATIONS      CHANGE
                                                ----------------------------------------  -----------------------------------------
CURRENT ASSETS
Cash                                                 207,659        73,857       133,802       292,573          118,872     173,701
Restricted cash held in escrow                                                      -        2,732,634        2,729,555       3,079
Accounts receivable
  A/R--trade                                         144,431       144,431          -       12,918,135       13,321,299    (403,164)
  A/R--interco                                         4,919                       4,919         5,784           11,840      (6,056)
  A/R--employees                                                                    -           18,112           19,335      (1,223)
  A/R--supplemental                                                                 -        1,727,115        1,729,432      (2,317)
  A/R--misc.                                       1,076,094     1,076,094          -        1,088,172        1,088,172         -
  Allowance for doubtful accounts                 (1,138,466)   (1,138,467)            1    (3,474,969)      (3,413,052)    (61,917)
                                                ----------------------------------------  -----------------------------------------
    Accounts receivable, net                          86,978        82,058         4,920    12,282,349       12,757,026    (474,677)
                                                ----------------------------------------  -----------------------------------------
Costs and earnings in excess of billings                                            -        5,609,349        5,259,905     340,914
Prepaid expenses                                     407,576       298,366       109,210       529,081          450,006      79,075
Inventory                                                                           -        1,853,020        1,868,762     (15,742)
Inventory reserve                                                                   -         (782,690)        (775,755)     (6,935)
                                                ----------------------------------------  -----------------------------------------
  Inventory, net                                        -              -            -        1,070,330        1,093,007     (22,677)
                                                ----------------------------------------  -----------------------------------------
Other current assets                                                                -             -                -           -
                                                ----------------------------------------  -----------------------------------------
TOTAL CURRENT ASSETS                                 702,213       454,281       247,932    22,516,786       22,408,371     108,415
                                                ----------------------------------------  -----------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                                   -        2,982,509        2,982,509        -
  Automotive equipment                                                              -        1,071,932        1,138,505     (66,573)
  Office furniture and equipment                     125,959       192,606       (66,647)    1,146,232        1,192,158     (45,926)
  Leasehold improvements                                -             -             -          124,118          124,118        -
                                                ----------------------------------------  -----------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                     125,959       192,606       (66,647)    5,324,791        5,437,290    (112,499)
  Accum. Depreciation                               (108,233)     (154,805)       46,572    (3,678,832)      (3,713,006)     34,174
                                                ----------------------------------------  -----------------------------------------
TOTAL PROPERTY & EQUIP., NET                          17,726        37,801       (20,075)    1,645,959        1,724,284     (78,325)
                                                ----------------------------------------  -----------------------------------------
Long-term accounts receivable - Other (Texas)           -             -             -            2,426           11,426      (9,000)
Reserve for Long-term accounts receivable                                           -             -                -           -
                                                ----------------------------------------  -----------------------------------------
  Long-term accounts receviable -
    Other (Texas), net                                  -             -             -            2,426           11,426      (9,000)
Other Assets                                         129,907       129,907          -          355,456          352,267       3,189
Investment & Intercompany in Subsidiaires         74,399,948    74,399,948          -       74,399,948       74,399,948        -
                                                ----------------------------------------  -----------------------------------------
TOTAL ASSETS                                      75,249,794    75,021,937       227,857    98,920,575       98,896,296      24,279
                                                ----------------------------------------  -----------------------------------------
                                                ----------------------------------------  -----------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                    73,209        36,205        37,004       931,567          969,450     (37,883)
  Line of Credit                                  21,760,531    21,988,501      (227,970)   21,760,531       21,988,501    (227,970)
  Accrued expenses, excluding bankruptcy costs       401,369       315,928        85,441     1,487,314        1,308,398     178,916
  Accrued bankruptcy costs                         1,832,562     1,168,073       664,489     1,832,562        1,168,073     664,489
  Estimated claims against cash held in escrow                                      -        2,572,905        2,569,825       3,080
  Intercompany - BNYFC                           (18,134,797)  (18,598,232)      563,435    (2,829,164)      (3,290,537)    481,373
  Intercompany payables                                 -              168          (168)        5,784           11,840      (6,056)
                                                ----------------------------------------  -----------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES            5,932,874     4,810,643     1,122,231    25,761,499       24,725,550   1,035,949
Intercompany Notes Payable                                                          -        8,741,768        8,741,768
Pre Petition Liabilities                           2,530,451     2,530,451          -        5,246,315        5,257,105     (10,790)
Pre Petition Estimated Construction Claims                                          -             -                -           -
                                                ----------------------------------------  -----------------------------------------
  TOTAL LIABILITIES                                8,463,325     7,341,094     1,122,231    39,749,582       38,724,423   1,025,159
                                                ----------------------------------------  -----------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                  121,289       121,289          -        3,492,461        3,492,461        -
Additional paid in capital                       128,204,630   128,204,630          -      153,504,496      153,504,496        -
Treasury Stock A-P-I-C                              (562,506)     (562,506)         -         (562,506)        (562,506)       -
Retained earnings - prior                        (49,321,103)  (49,321,103)         -      (75,101,300)     (75,101,300)       -
Y-T-D net income pre petition                       (895,498)     (895,498)         -       (1,151,923)      (1,151,923)       -
Y-T-D net income post petition                   (10,760,343)   (9,865,969)     (894,374)  (21,010,235)     (20,009,355) (1,000,880)
                                                ----------------------------------------  -----------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                      66,786,469    67,680,843      (894,374)   59,170,993       60,171,873  (1,000,880)
                                                ----------------------------------------  -----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY          75,249,794    75,021,937       227,857    98,920,575       98,896,296      24,279
                                                ----------------------------------------  -----------------------------------------
                                                ----------------------------------------  -----------------------------------------

          See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                 (UNAUDITED)   (UNAUDITED)                 (UNAUDITED)     (UNAUDITED)
                                                OCT. 31, 1998 SEPT. 30, 1998              OCT. 31, 1998   SEPT. 30, 1998
                                                DISCONTINUED  DISCONTINUED                  COMBINED         COMBINED
                                                 OPERATIONS    OPERATION        CHANGE       FINAL             FINAL        CHANGE
                                                ----------------------------------------  -----------------------------------------
CURRENT ASSETS
Cash                                                    -             -              -         292,573          118,872     173,701
Restricted cash held in escrow                                                       -       2,732,634        2,729,555       3,079
Accounts receivable
  A/R--trade                                       5,082,108     5,379,087      (296,979)   18,000,243       19,026,146  (1,025,903)
  A/R--interco                                          -             -              -            -                -           -
  A/R--employees                                                                     -          18,112           19,335      (1,223)
  A/R--supplemental                                                                  -       1,727,115        1,729,432      (2,317)
  A/R--misc.                                          33,806        33,806           -       1,121,978        1,121,978        -
  Allowance for doubtful accounts                 (3,263,817)   (3,263,817)          -      (6,738,786)      (6,676,869)    (61,917)
                                                ----------------------------------------  -----------------------------------------
    Accounts receivable, net                       1,852,097     2,149,076      (296,979)   14,128,662       15,220,022  (1,091,360)
                                                ----------------------------------------  -----------------------------------------
Costs and earnings in excess of billings                                             -       5,609,819        5,259,905     349,914
Prepaid expenses                                                                     -         529,081          450,006      79,075
Inventory                                                                            -       1,853,020        1,868,762     (15,742)
Inventory reserve                                                                    -        (782,690)        (775,755)     (6,935)
                                                ----------------------------------------  -----------------------------------------
  Inventory, net                                        -             -              -        1,070,330       1,093,007     (22,677)
                                                ----------------------------------------  -----------------------------------------
Other current assets                                  10,000        94,078       (84,078)        10,000          94,078     (84,078)
                                                ----------------------------------------  -----------------------------------------
TOTAL CURRENT ASSETS                               1,862,097     2,243,154      (381,057)    24,373,099      24,965,445    (592,346)
                                                ----------------------------------------  -----------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                      1,000         1,000          -         2,983,509       2,983,509        -
  Automotive equipment                                  -             -             -         1,071,932       1,138,505     (66,573)
  Office furniture and equipment                        -             -             -         1,146,232       1,192,158     (45,926)
  Leasehold improvements                                -             -             -           124,118         124,118        -
                                                ----------------------------------------  -----------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                       1,000         1,000          -         5,325,791       5,438,290    (112,499)
  Accum. Depreciation                                   -             -             -        (3,678,832)     (3,713,006)     34,174
                                                ----------------------------------------  -----------------------------------------
TOTAL PROPERTY & EQUIP., NET                           1,000         1,000          -         1,646,959       1,725,284     (78,325)
                                                ----------------------------------------  -----------------------------------------
Long-term accounts receivable - Other (Texas)           -             -             -            2,426           11,426      (9,000)
Reserve for Long-term accounts receivable                                           -              -               -           -
                                                ----------------------------------------  -----------------------------------------
  Long-term accounts receviable -
    Other (Texas), net                                  -             -             -            2,426           11,426      (9,000)
Other Assets                                            -              100          (100)      355,456          352,367       3,089
Investment & Intercompany in Subsidiaires                                           -           39,665           39,665        -
                                                ----------------------------------------  -----------------------------------------
TOTAL ASSETS                                       1,863,097     2,244,254      (381,157)   26,417,605       27,094,187    (676,582)
                                                ----------------------------------------  -----------------------------------------
                                                ----------------------------------------  -----------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                      -             -             -          931,567          969,450     (37,883)
  Line of Credit                                                                            21,760,531       21,988,501    (227,970)
  Accrued expenses, excluding bankruptcy costs          -             -             -        1,487,314        1,308,398     178,916
  Accrued bankruptcy costs                                                                   1,832,562        1,168,073     664,489
  Estimated claims against cash held in escrow                                               2,572,905        2,569,825       3,080
  Intercompany - BNYFC                             2,829,164     2,964,777      (135,613)         -                -           -
  Intercompany payables                                 -             -             -             -                -           -
                                                ----------------------------------------  -----------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES            2,829,164     2,964,777      (135,613)   28,584,879       28,004,247     580,632
Intercompany Notes Payable                         2,535,455     2,535,455          -
Pre Petition Liabilities                          10,814,353    10,814,353          -       16,060,668       16,071,458     (10,790)
Pre Petition Estimated Construction Claims         2,404,000     2,404,000          -        2,404,000        2,404,000        -
                                                ----------------------------------------  -----------------------------------------
  TOTAL LIABILITIES                               18,582,972    18,718,585      (135,613)   47,049,547       46,479,705     569,842
                                                ----------------------------------------  -----------------------------------------

SHAREHOLDERS' EQUITY
Common stock at par                                2,082,948     2,082,948          -          121,289          121,289        -
Additional paid in capital                        28,604,818    28,604,818          -      124,480,374      124,480,374        -
Treasury Stock A-P-I-C                                                              -         (562,506)        (562,506)       -
Retained earnings - prior                        (36,904,145)  (36,904,145)         -     (112,005,445)    (112,005,445)       -
Y-T-D net income pre petition                       (694,013)     (694,013)         -       (1,845,936)      (1,845,936)       -
Y-T-D net income post petition                    (9,809,483)   (9,563,939)     (245,544)  (30,819,718)     (29,573,294) (1,246,424)
                                                ----------------------------------------  -----------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                     (16,719,875)  (16,474,331)     (245,544)  (20,631,942)     (19,385,518) (1,246,424)
                                                ----------------------------------------  -----------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY           1,863,097     2,244,254      (381,157)   26,417,605       27,094,187    (676,582)
                                                ----------------------------------------  -----------------------------------------
                                                ----------------------------------------  -----------------------------------------

          See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
        OPERATIONS INFORMATION


                                               (UNAUDITED)    (UNAUDITED)                  (UNAUDITED)      (UNAUDITED)
                                               MONTH ENDED    MONTH ENDED                  MONTH ENDED      MONTH ENDED
                                              OCT. 31, 1998   SEPT. 30, 1998              OCT. 31, 1998   SEPT. 30, 1998
                                                    ESD            ESD         CHANGE          PSD             PSD         CHANGE
                                             ------------------------------------------   -----------------------------------------
 Sales                                           1,673,351      1,655,398      17,953        286,854        271,203        15,651
 Cost of Sales                                   1,186,905      1,171,058      15,847        267,859        281,551       (13,692)
                                             ------------------------------------------   -----------------------------------------
     Gross Profit                                  486,446        484,340       2,106         18,995        (10,348)       29,343

 Selling, General, and Administrative              405,170        395,718       9,452        104,348        129,818       (25,470)
                                             ------------------------------------------   -----------------------------------------
 Income (Loss) From Operations                      81,276         88,622      (7,346)       (85,353)      (140,166)       54,813

 Other Income(Expense):
   I/C Interest Income (Expense)                   (66,974)       (65,656)     (1,318)       (68,167)       (70,049)        1,882
   Interest Expense                                                               -              -              -             -
   Interest Income                                                                -              -              -             -
   Gain (loss) on Asset Disposition                    -              -           -           32,534         (7,891)       40,425
   Other Expense                                      (577)      (165,461)    164,884            755          6,246        (5,491)
                                             ------------------------------------------   -----------------------------------------
     Total Other (Expense)                         (67,551)      (231,117)    163,566        (34,878)       (71,694)       36,816
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                     13,725       (142,495)    156,220       (120,231)      (211,860)       91,629
 Bankruptcy Administrative Expenses                                                                                           -
                                             ------------------------------------------   -----------------------------------------
 Net Income (Loss)                                  13,725       (142,495)    156,220       (120,231)      (211,860)       91,629
                                             ------------------------------------------   -----------------------------------------


          See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
        OPERATIONS INFORMATION




                                                                                            (UNAUDITED)    (UNAUDITED)
                                                (UNAUDITED)    (UNAUDITED)                  MONTH ENDED    MONTH ENDED
                                                MONTH ENDED    MONTH ENDED                OCT. 31, 1998  SEPT. 30, 1998
                                              OCT. 31, 1998  SEPT. 30, 1998                 CONTINUING     CONTINUING
                                                CORPORATE      CORPORATE       CHANGE       OPERATIONS     OPERATIONS      CHANGE
                                             ------------------------------------------   -----------------------------------------
 Sales                                              -              -              -         1,960,205      1,926,601        33,604
 Cost of Sales                                      -              -              -         1,454,764      1,452,609         2,155
                                             ------------------------------------------   -----------------------------------------
     Gross Profit                                   -              -              -           505,441        473,992        31,449

 Selling, General, and Administrative              100,017        107,057      (7,040)        609,535        632,593       (23,058)
                                             ------------------------------------------   -----------------------------------------
 Income (Loss) From Operations                    (100,017)      (107,057)      7,040        (104,094)      (158,601)       54,507

 Other Income(Expense):
   I/C Interest Income (Expense)                   135,141        135,705        (564)            -              -             -
   Interest Expense                               (199,659)      (210,203)     10,544        (199,659)      (210,203)       10,544
   Interest Income                                                                -               -             -              -
   Gain (loss) on Asset Disposition                (19,487)                   (19,487)         13,047         (7,891)       20,938
   Other Expense                                   (25,000)       (25,000)        -           (24,822)      (184,215)      159,393
                                             ------------------------------------------   -----------------------------------------
     Total Other (Expense)                        (109,005)       (99,498)     (9,507)       (211,434)      (402,309)      190,875
 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                   (209,022)      (206,555)     (2,467)       (315,528)      (560,910)      245,382
 Bankruptcy Administrative Expenses               (685,352)        (3,882)   (681,470)       (685,352)        (3,882)     (681,470)
                                             ------------------------------------------   -----------------------------------------
 Net Income (Loss)                                (894,374)      (210,437)   (683,937)     (1,000,880)      (564,792)     (436,088)
                                             ------------------------------------------   -----------------------------------------


          See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
        OPERATIONS INFORMATION



                                             (UNAUDITED)    (UNAUDITED)                    (UNAUDITED)    (UNAUDITED)
                                             MONTH ENDED    MONTH ENDED                    MONTH ENDED    MONTH ENDED
                                            OCT. 31, 1998 SEPT. 30, 1998                  OCT. 31, 1998 SEPT. 30, 1998
                                             DISCONTINUED   DISCONTINUED                    COMBINED       COMBINED
                                              OPERATIONS     OPERATIONS       CHANGE          FINAL          FINAL         CHANGE
                                             ------------------------------------------   -----------------------------------------
 Sales                                                                           -          1,960,205       1,926,601       33,604
 Cost of Sales                                                                   -          1,454,764       1,452,609        2,155
                                             ------------------------------------------   -----------------------------------------
     Gross Profit                                  -              -              -            505,441         473,992       31,449

 Selling, General, and Administrative                                            -            609,535         632,593      (23,058)
                                             ------------------------------------------   -----------------------------------------
 Income (Loss) From Operations                     -              -              -           (104,094)       (158,601)      54,507

 Other Income (Expense):
   I/C Interest Income (Expense)                                                 -                -              -              -
   Interest Expense                                                              -           (199,659)       (210,203)      10,544
   Interest Income                                                               -                -              -              -
   Gain (loss) on Asset Disposition                             92,627        (92,627)         13,047          84,736      (71,689)
   Other Expense                               (245,544)       (23,745)      (221,799)       (270,366)       (207,960)     (62,406)
                                             ------------------------------------------   -----------------------------------------
     Total Other (Expense)                     (245,544)        68,882       (314,426)       (456,978)       (333,427)    (123,551)

 Net Income (Loss) Before Bankruptcy
        Administrative Expenses                (245,544)        68,882       (314,426)       (561,072)       (492,028)     (69,044)
 Bankruptcy Administrative Expenses                                              -           (685,352)         (3,882)    (681,470)
                                             ------------------------------------------   -----------------------------------------
 Net Income (Loss)                             (245,544)        68,882       (314,426)     (1,246,424)       (495,910)    (750,514)
                                             ------------------------------------------   -----------------------------------------


          See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION


                                                                     (UNAUDITED)      (UNAUDITED)
                                                                     MONTH ENDED      MONTH ENDED
                                                                    OCT. 31, 1998    SEPT. 30, 1998     CHANGE
                                                                   ---------------  ----------------  ----------
Cash flows from operating activities:
  Net loss                                                           ($1,246,424)     ($495,910)      ($750,514)

  Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                                        71,100         71,095               5
      Additional reserves for costs in excess of billings                               165,795        (165,795)
      Write off of investments in subsidiaries                                           85,335         (85,335)
      Write down of property and equipment                                                7,606          (7,606)
      (Gain) / Loss on sale of property and equipment                     13,047        (84,736)         97,783
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                 1,091,360       (259,769)      1,351,129
      Costs in excess of billings                                       (349,914)      (434,325)         84,411
      Inventory, net                                                      22,677        (15,497)         38,174
      Prepaids & other assets                                              5,003         93,153         (88,150)
     Increase (decrease) in:
      Accounts payable                                                   (37,883)       294,743        (332,626)
      Accrued expenses                                                   843,405       (357,229)      1,200,634
      Other net changes in assets and liabilities                          5,912        851,903        (845,991)
        Total adjustments                                              1,664,707        418,074       1,246,633
                                                                      ----------      ---------       ---------
        Net cash provided by (used in) operating activities              418,283        (77,836)        496,119
                                                                      ----------      ---------       ---------

Cash flows from investing activities :
     Proceeds from sale of equipment                                           0        157,470        (157,470)
     Additions to property and equipment                                  (5,822)      (141,092)        135,270
       Net cash provided by (used in) investing activities                (5,822)        16,378         (22,200)
                                                                      ----------      ---------       ---------

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                   (227,970)        64,262        (292,232)
  Reduction of pre-petition liabilities                                  (10,790)       (20,571)          9,781
      Net cash provided by (used in) financing activities               (238,760)        43,691        (282,451)
                                                                      ----------      ---------       ---------
Net increase (decrease) in cash                                          173,701        (17,767)        191,468
                                                                      ----------      ---------       ---------
CASH AT BEGINNING OF PERIOD                                              118,872        136,639         (17,767)
                                                                      ----------      ---------       ---------
CASH AT END OF PERIOD                                                   $292,573       $118,872        $173,701
                                                                      ----------      ---------       ---------
                                                                      ----------      ---------       ---------


          See accompanying notes to financial statement information.

                                                                   EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
October 31, 1998 Financial Reporting Information

Notes to Financial Statement Information

Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

BNY Financial Corporation
As of October 31, 1998, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $21,760,539. In June, the Company successfully negotiated with BNYFC for continuance of debtor-in-possession financing through December 31,
1998.   Negotiations are soon to commence to extend beyond December 31, 1998.

Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.

Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. Management is in the process of analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet represents amounts recorded as due from customers in the company's discontinued construction activities. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.